UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2010

FNBH BANCORP, INC.

(Exact name of Registrant as specified in its charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-25752 (Commission File No.)	38-2869722 (IRS Employer Identification No.)

101 East Grand River, Howell, Michigan (Address of Principal Executive Offices)	48843 (Zip Code)

517-546-3150

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01        Other Events

Effective December 16, 2010, the Board of Directors of First National Bank in Howell (the "Bank"), the wholly-owned subsidiary bank of FNBH Bancorp, Inc. (the "Registrant"), appointed Mr. Timothy Corrigan as a director, subject to final regulatory approval.  The Registrant has requested approval from the appropriate regulatory authorities for Mr. Corrigan to be appointed as a director to the Registrant's Board of Directors as well.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FNBH BANCORP, INC.

Dated: December 17, 2010	/s/ Ronald Long
	By:	Ronald Long
	Its:	President & CEO

2